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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (earliest event reported):  October 17, 1996





                    VISITORS SERVICES INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Florida                       33-11059-A                59-2773602
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida             33701
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          (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (813) 895-4410
                                                    ----------------------------

                         Dynasty Capital Corporation
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         (Former name or former address, if changed since last report.)
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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As a result of the transaction reported in the Registrant's Form 8-K dated September 30, 1996, and the resulting change in control of the Registrant, the Registrant's former principal independent accountant, Larry Legel, CPA, was dismissed on October 17, 1996. The new principal independent accountant is Schumacher & Associates, Inc.

         The former accountant's report on the financial statements for either of the past two fiscal years, contained a "going concern" qualification, but did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The replacement of Larry Legel, CPA, was approved by the Board of Directors of the Registrant on October 17, 1996.

         There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The firm of Schumacher & Associates, Inc., was engaged as the new certifying accountants on October 17, 1996.

         There were no consultations within the purview of Rule 304 (a)(iv) of Regulation S-B with the new accounting firm of Schumacher & Associates, Inc.

         Letters addressed to the Securities and Exchange Commission from both the former accountant and the new accountant stating their agreement with the disclosures made in this filing are filed as exhibits hereto.


ITEM 5.          OTHER EVENTS.

         Bylaws Restated. Effective October 18, 1996, the Registrant, by resolution of its Board of Directors, restated the Bylaws of the Registrant in their entirety. A copy of the Bylaws as Restated October 18, 1996, are filed as an exhibit hereto.

         Change in Management Structure. Effective October 18, 1996, the Registrant, by resolution of its Board of Directors, in conjunction with the adoption of the Restated Bylaws, redefined the offices of the Registrant and appointed the following individuals to occupy those offices until their successors are appointed and qualified:

              Name                               Office(s)
              ----                               ---------

              Robert P. Gordon                   Chairman
              Stephen G. McLean                  Chief Executive Officer
              Paul W. Henry                      Secretary, Treasurer




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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.              Description

             2.1 Agreement and Plan of Reorganization between Dynasty Capital Corporation and Visitor Services, Inc., dated September 26, 1996. (2)

             3.3                  Bylaws as Restated October 18, 1996.  (1)

             16.1 Letter on change in certifying accountant from Larry Legel, CPA. (1)

             16.2 Letter on change in certifying accountant from Schumacher & Associates, Inc. (1)

------------------

(1)      Filed herewith.
(2) Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 30, 1996.


ITEM 8.          CHANGE IN FISCAL YEAR.

         In connection with the acquisition of Visitors Services, Inc., as reported in the Registrant's Form 8-K dated September 30, 1996, the Registrant has elected to change its annual accounting period from one ending on June 30 to a fiscal year ending on September 30 of each year. Accordingly, the report covering the transition period will be filed on Form 10-KSB for the year ended September 30, 1996. A report on Form 10-QSB for the quarter ended September 30, 1996, is therefore not required and will not be filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISITORS SERVICES INTERNATIONAL CORP.
                                        (FORMERLY DYNASTY CAPITAL CORPORATION)


                                        By:  /s/ Robert P. Gordon
                                             ----------------------------------
                                             Robert P. Gordon, Chairman

Date:  October 22, 1996





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                                 EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------
    2.1         Agreement and Plan of Reorganization between Dynasty Capital
                Corporation and Visitor Services, Inc., dated September 26,
                1996.  (2)

    3.3         Bylaws as Restated October 18, 1996.  (1)

    16.1        Letter on change in certifying accountant from Larry Legel,
                CPA.  (1)

    16.2        Letter on change in certifying accountant from Schumacher &
                Associates, Inc.  (1)

--------------------------

(1)      Filed herewith.
(2) Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 30, 1996.